SCHEDULE 14A INFORMATION
                     Proxy Statement Pursuant to Section 14(a)
                      of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant                                     [ X ]
Filed by a Party other than the Registrant                  [   ]

Check the appropriate box:


[ X  ]      Preliminary Proxy Statement
[    ]      Definitive Proxy Statement
[    ]      Definitive Additional Materials
[    ]      Soliciting Material Pursuant to Section.240-14a-11(c) or
            Section.240-14a-12
[    ]      Confidential, for Use of the Commission Only (as permitted by Rule
            14a-6(e) (2))

                     Templeton Variable Products Series Fund

                (Name of Registrant as Specified In Its Charter)

                     Templeton Variable Products Series Fund


                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X ]  No fee required.

[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

            1) Title of each class of securities to which transaction applies:

            2)    Aggregate number of securities to which transaction applies:

            3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            4)    Proposed maximum aggregate value of transaction:

            5)    Total fee paid:


[    ] Fee paid previously with preliminary material.

[    ] Check box if any part of the fee is offset as provided  by  Exchange  Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            1)    Amount Previously Paid:

            2)    Form, Schedule or Registration Statement No.:

            3)    Filing Party:

            4)    Date Filed:




[FT LOGO]
Franklin(R) Templeton(R)
500 East Broward Blvd., Suite 2100
Fort Lauderdale, Florida 33394-3091


                   TEMPLETON VARIABLE PRODUCTS SERIES FUND
                             TEMPLETON BOND FUND

                          IMPORTANT INFORMATION FOR
                      CONTRACTHOLDERS AND POLICYHOLDERS

A special shareholders meeting of the Templeton Bond Fund, a series of Templeton Variable Products Series Fund, will take place on February 16, 1999 at 2:00 p.m., at 500 East Broward Blvd., Fort Lauderdale Blvd., FL. These materials discuss the proposal to be voted on at the meeting, and contain a proxy statement and voting instruction card.

A voting instruction card is, in essence, a ballot. When you complete your voting instruction card, it tells your insurance company how to vote its proxy on important issues relating to the portion of your account that is allocated to this fund. If you complete and sign the voting instruction card, the shares will be voted exactly as you instruct. If you simply sign the voting instruction card, it will be voted in accordance with the Trustees' recommendations. If you do not return a voting instruction card at all, the shares will be voted in the same proportion as shares for which instructions have been received from other Contract Owners.

PLEASE SPEND A FEW MINUTES REVIEWING THE PROPOSAL DESCRIBED BELOW. THEN, FILL OUT YOUR VOTING INSTRUCTION CARD AND RETURN IT. WE WANT TO KNOW HOW YOU WOULD LIKE TO VOTE AND WELCOME YOUR COMMENTS. IF YOU HAVE ANY QUESTIONS, CALL 1-800/342-FUND.




                              TABLE OF CONTENTS


Notice of Special Meeting of Shareholders....................  3

The Proxy Statement..........................................  4

Proposal 1 - To approve or disapprove a change in the classification of the Templeton Bond Fund from a diversified to a non-diversified fund and a related change to the Fund's fundamental investment restrictions..........................  6

Proposal 2 - Other matters..................................   9

Additional Information About Voting and the Shareholders
Meeting......................................................  9





                   TEMPLETON VARIABLE PRODUCTS SERIES FUND
                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


To the Shareholders of Templeton Bond Fund ("Fund"), a series of Templeton Variable Products Series Fund (the "Trust").

A Special Meeting (the "Meeting") of shareholders of the Fund, will be held at the offices of the Trust located at 500 East Broward Blvd., Suite 2100, Fort Lauderdale, Florida, on February 16, 1999, at 2:00 p.m.

During the Meeting, shareholders of the Bond Fund as of the close of business on December 31, 1998 will vote on the proposal(s) listed below.

      1. To approve or disapprove a change in the classification of the Bond Fund from a diversified to a non-diversified fund and a related change to the Fund's fundamental investment restrictions.

In addition, shareholders may vote on any other business as may properly come before the Meeting or any adjournment thereof (none known as of the date of this notice).

                                    By order of the Board of Trustees,

                                    Barbara J. Green
                                    Secretary

January ____, 1999

PLEASE MARK, SIGN, DATE AND MAIL THE ENCLOSED VOTING INSTRUCTION CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED SO YOU WILL BE REPRESENTED AT THE MEETING.




                   TEMPLETON VARIABLE PRODUCTS SERIES FUND
                             TEMPLETON BOND FUND
                               PROXY STATEMENT

                          INFORMATION ABOUT VOTING:

WHO IS ASKING FOR MY VOTE?

The management of Templeton Variable Products Series Fund (the "Trust") is asking for your vote for use at a Special Shareholders Meeting to be held on February 16, 1999.

WHO IS ELIGIBLE TO VOTE?

Shareholders of record of both Class 1 and Class 2 shares of the Templeton Bond Fund ("Fund"), at the close of business on December 31, 1998 may attend the Meeting and vote. Separate accounts of certain insurance companies (the "Insurance Companies"), are the only shareholders of the Fund. Each Insurance Company will vote its shares of the Fund based on voting instructions received from variable annuity contract and variable life insurance policy owners (collectively, the "Contract Owners"). This Proxy Statement will be used by the Insurance Companies in obtaining voting instructions from Contract Owners. The Notice of Meeting, the proxy (or voting instruction card), and the proxy statement were mailed to shareholders of record and Contract Owners on or about January 11, 1999.

SHAREHOLDERS.  Each Class 1 and Class 2 share is entitled to one vote.
Shares represented by duly executed proxies will be voted in accordance with the Insurance Company Shareholders' instructions. If a proxy is signed by the Insurance Company Shareholder but no express voting instructions are given for a proposal, the proxy will be voted in accordance with the Trustees' recommendations.

CONTRACT OWNERS. If a Contract Owner returns a properly executed voting instruction card with express voting instructions, the relevant Insurance Company will vote those shares in accordance with the Contract Owner's
instructions.   If a Contract Owner does not return the voting instruction card, the relevant Insurance Company will vote the shares of the Fund attributable to the Contract Owner in the same manner and in the same proportion as the shares of that Fund for which it has received instructions. If a Contract Owner returns the voting instruction card properly executed but with no express voting instructions indicated on the card, the relevant Insurance Company will vote the shares in accordance with the Trustees' recommendations.

ON WHAT ISSUES AM I BEING ASKED TO VOTE?

This Proxy Statement covers the proposal listed below. All Shareholders and Contract Owners are asked to vote.

      1. To approve or disapprove a change in the classification of the Fund from a diversified to a non-diversified fund and a related change to the Fund's fundamental investment restrictions.

In addition, Shareholders and Contract Owners may vote on any other business as may properly come before the Meeting. The Trustees of the Trust do not intend to bring any other business before the Meeting and are not currently aware of any other business to be presented at the Meeting.

WHAT VOTE IS REQUIRED?

Approval of the change in the classification of the Fund and the related change in the Fund's fundamental investment restrictions requires the favorable vote of a majority of the outstanding shares of the Fund, as defined in the 1940 Act, which means the vote of the lesser of (i) a majority of the Fund's outstanding shares, or (ii) 67% or more of the Fund's shares represented at the Meeting if more than 50% of the outstanding shares are represented.

HOW DO THE TRUSTEES RECOMMEND THAT I VOTE?

The Board of Trustees ("Trustees") of the Trust recommends that you vote:

      1. FOR the approval of a change in the classification of the Fund from a diversified to a non-diversified fund and a related change to the Fund's fundamental investment restrictions.

In addition, to the extent they are authorized to do so, the proxy holders may vote, in their discretion, on any other business before the Meeting. The Trust's management is not currently aware of any other business to be presented.

CAN I REVOKE MY VOTING INSTRUCTION?

You may revoke your voting instruction at any time before the proxy is voted by (1) delivering a written revocation to the Secretary of the Trust, (2) forwarding to the Trust a later-dated proxy that is received by the Trust at or prior to the Meeting, or (3) attending the Meeting and instructing the Insurance Company in person.

                                THE PROPOSALS

PROPOSAL 1.       TO APPROVE OR DISAPPROVE A CHANGE IN THE CLASSIFICATION OF
                  THE TEMPLETON BOND FUND FROM A DIVERSIFIED TO A
                  NON-DIVERSIFIED FUND AND A RELATED CHANGE TO THE FUND'S
                  FUNDAMENTAL INVESTMENT RESTRICTIONS

      1.    WHAT IS THE PROPOSAL?

The Fund's Investment Manager, Templeton Investment Counsel, Inc. ("Manager") has proposed to change the classification of the Fund from "diversified" to "non-diversified," as defined under the Investment Company Act of 1940 and to change a related fundamental investment restriction. The Manager believes these changes would give the Fund greater investment flexibility to pursue its investment objectives. This flexibility may at times be important to the Fund's investment strategy since the number of issuers of foreign debt obligations is limited, and foreign government securities are not considered "Government securities" for purposes of the exemption to federal securities laws diversification rules for Government securities. As a result, the proposed change from a diversified to a non-diversified fund will permit the Fund to invest a greater portion of its assets in fewer foreign government issuers. On December 1, 1998, the Trustees approved this proposal, subject to a vote of the Fund's shareholders.

      2.    WHAT ARE THE CURRENT DIVERSIFICATION STANDARDS THAT APPLY TO THE
FUND?

The Fund is currently classified as a "diversified" fund pursuant to Section 5(b)(1) of the 1940 Act. As a diversified fund, the Fund may not invest more than 5% of its total assets in the securities of any one issuer (other than securities issued by the U.S. Government or its agencies or instrumentalities). This limit applies to 75% of the Fund's total assets, so that up to 25% may be invested without regard to the 5% issuer limitation.

The Trust's current investment restriction number (2) restates the same rule. It states that each fund of the Trust will not,

      "With respect to 75% of its total assets, invest more than 5% of the total value of its assets in the securities of any one issuer, or purchase more than 10% of any class of securities of any one company, including more than 10% of its outstanding voting securities (except for investments in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities)."

      3.    HOW WOULD THESE STANDARDS CHANGE IF THE PROPOSAL IS APPROVED?

If the proposal is approved, the Fund would be reclassified from "diversified" to "non-diversified" and fundamental investment restriction number 2 would no longer apply to the Fund.

As a "non-diversified" fund under the federal securities laws, the Fund could invest all of its assets in the obligations of a single issuer or relatively few issuers. However, the Fund intends to continue to be diversified under the federal tax laws described below.

The Fund intends to continue to conduct its operation so as to qualify as a "regulated investment company" or "RIC" for purposes of the Internal Revenue Code of 1986, as amended. Qualifying as a RIC relieves the Fund of any liability for federal income tax and excise tax to the extent it distributes substantially all of its taxable income and capital gains to its shareholders. To continue to qualify as a RIC, the Fund will be required to limit its investments so that, at the close of each quarter of its taxable year, (i) not more than 25% of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer, and (ii) at least 50% of the value of its total assets is represented by cash and cash items (including receivables), government securities and securities of other regulated investment companies, and other securities for purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of the issuer. These limitations would not be fundamental and could be modified to the extent that federal tax requirements change.

In addition to compliance with the rules of the Internal Revenue Code to qualify as a RIC, the Fund also intends to continue to comply with tax rules relating to diversification of variable annuities. Those rules require that
(i) no more than 55% of the Fund's assets is represented by any one investment; (ii) no more than 70% of the Fund's assets is represented by any two investments; (iii) no more than 80% of the Fund's assets is represented by any three investments; and (iv) no more than 90% of the Fund's assets is represented by any four investments. In the case of obligations of U.S. Government agencies or instrumentalities, each agency or instrumentality is treated as a separate issuer for purposes of these rules. These limitations also would not be fundamental and could be modified to the extent that federal tax requirements change.

      4.    WHAT FACTORS DID THE TRUSTEES CONSIDER BEFORE RECOMMENDING
APPROVAL?

The Trustees first considered the Manager's reasons for recommending the change in diversification policy. The Manager indicated that, as a general matter, there are a limited number of issuers of foreign bonds and other foreign debt securities available for investment. Due to the limited number of issuers of foreign debt securities, it may be difficult, and not necessarily in the best interests of the Fund's shareholders, to maintain the Fund as a diversified portfolio at all times, while pursuing the Fund's investment strategy. Moreover, the Manager believes that the ability of the Fund to invest a significant portion of its assets in the securities of a single issuer for a given time will help the Fund achieve its investment objectives.

In particular, the Manager believes that at times foreign government debt securities may be more liquid, and may present less credit risk, than non-government foreign debt securities. Because the number of issuers of foreign government debt securities is limited, and foreign government securities are not considered "government securities" for 1940 Act diversification purposes, the Fund is currently restricted with respect to the securities of a single foreign government issuer it may purchase. Consequently, the Manager believes the less restrictive diversification requirements applicable to non-diversified portfolios under the 1940 Act may be more appropriate.

The Trustees also considered the experience of the Manager in advising or sub-advising a number of other non-diversified global bond funds which are much larger than the Fund. These include Templeton Global Bond Fund, Franklin Global Government Income Fund (a series of Franklin Investors Securities Trust), and Templeton Global Income Securities Fund (a series of Franklin Valuemark Funds), among others.

Finally, the Trustees considered the additional potential risks of a non-diversified fund. Since, as a "non-diversified" fund under the 1940 Act, the Fund will be permitted to invest a greater proportion of its assets in the obligations of a smaller number of foreign issuers, changes in the value of a single issuer's securities may have a greater effect on the Fund's investments and its share price. Further, the Fund's share price could be adversely affected as a result of the interest rate fluctuations with respect to a specific debt security holding. Finally, a number of the risks of investing in foreign securities could be exacerbated as a result of the non-diversified status of the Fund. For example, if the Fund had a substantial holding in a security denominated in a single foreign currency and there was a substantial decline in the value of the U.S. dollar as compared to the currency, the Fund's share price could decline to a greater degree than if that portion of the Fund's portfolio were invested in securities denominated in several additional foreign currencies where such a decline had not occurred.

In approving this proposal, the Board of Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties under relevant state law and the 1940 Act that, based upon the factors considered by them, the proposal is reasonably likely to benefit the Fund and its shareholders and Contract Owners.

               THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL.

PROPOSAL 2:       OTHER MATTERS

The Trustees do not intend to bring any matters before the Meeting other than Proposal 1 described above, and are not aware of any other business to be presented at the Meeting. However, if any additional matters should be properly presented, proxies may be voted on such matters in accordance with the judgment of the persons named in the proxy.

    INFORMATION ABOUT THE TRUST AND THE FUND

The Trust was organized as a Massachusetts business trust on February 25, 1988 and is registered under the 1940 Act as an open-end diversified investment management company. The Trust currently has eight series or funds, but only the Templeton Bond Fund would be affected by the proposal in this proxy statement.

Shares of the funds are sold only to insurance company separate accounts to serve as the investment vehicle for certain variable annuity and life insurance contracts.

The Fund's investment manager is Templeton Investment Counsel, Inc., 500 East Broward Blvd., Fort Lauderdale, FL. For all funds in the Trust, the fund administrator is Franklin Templeton Services, Inc., 500 East Broward Blvd., Fort Lauderdale, FL, and the principal underwriter is Franklin Templeton Distributors, Inc., 100 Fountain Parkway, St. Petersburg, FL.

The following table shows the net assets and shares outstanding of the Fund as of November 30, 1998. As of the record date, all outstanding Fund shares were Class 1 shares.

                                                Number of
FUND NAME               NET ASSETS              SHARES OUTSTANDING

Templeton Bond Fund    $30,157,872.35           2,736,649.033

As of November 30, 1998 the following Insurance Companies owned, on behalf of certain separate accounts, more than 5% of the Fund's outstanding shares:

                                                            Percent of
                  Name and Address        Number            Outstanding
FUND NAME         INSURANCE COMPANY       OF SHARES         SHARES

Templeton         Phoenix Home           1,362,492.341      49.8%
Bond Fund         Life Mutual
                  Insurance Company
                  100 Bright Meadows Blvd.
                  Enfield, CT 06082

                  The Travelers          1,374,156.692      50.2%
                  Insurance Company
                  One Tower Square
                  Hartford, CT 06183

However, the above-named Insurance Companies will exercise voting rights attributable to the shares held by them in accordance with voting instructions received from owners of the contracts issued by them. To this extent, such Insurance Companies do not exercise control over the Trust or the Fund by virtue of the voting rights arising from their record ownership of Trust shares.

The Trust's last audited financial statements and annual report, and a copy of its semi-annual report for any subsequent semi-annual period are available free of charge. To obtain a copy, please call 1-800/774-5001 or forward a written request to Templeton Funds Annuity Company, 100 Fountain Parkway, St. Petersburg, Florida, 33716-1205.

                     ADDITIONAL INFORMATION ABOUT VOTING
                         AND THE SHAREHOLDERS MEETING

SOLICITATION OF PROXIES. In addition to soliciting proxies by mail, the Trustees and the employees of the Insurance Companies may solicit voting instructions from Contract Owners in person or by telephone. The cost of soliciting proxies, including the fees of a proxy soliciting agent, are borne by the Trust. The Trust, however, does not reimburse the Trustees, officers, and regular employees and agents involved in the solicitation of proxies.

QUORUM. A majority of the shares entitled to vote - present in person or represented by proxy - constitutes a quorum at the Meeting. Shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining the presence of a quorum.

METHODS OF COUNTING THE VOTES. The inspector of election will count the total number of votes cast "for" approval of each of the proposals for purposes of determining whether sufficient affirmative votes have been cast. Abstentions of any item will be treated as votes not cast and, therefore, will not be counted for purposes of obtaining approval of the proposal.

Each of the Insurance Companies holding shares of the Fund have agreed to vote their shares in proportion to and in the manner instructed by Contract Owners. If a Contract Owner gives no instructions by not returning the voting instruction card, the relevant Insurance Company will vote the shares in the same proportion as shares for which it has received instructions. If a Contract Owner returns a signed voting instruction card but does not indicate specific instructions, the shares will be voted in accordance with the Trustees' recommendations.

ADJOURNMENT. If a sufficient number of votes in favor of the proposals contained in the Notice of Meeting and Proxy Statement is not received by the time scheduled for the Meeting, the person named in the proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such proposals. Any proposed adjournment requires the affirmative vote of a majority of shares present at the Meeting. The appropriate Insurance Company will vote in favor of such adjournment those shares which they are entitled to vote in favor of such proposals. They will vote against such adjournment those shares required to be voted against such proposals. Any proposals for which sufficient favorable votes have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal. The costs of any additional solicitation and of any adjourned session will be borne by the Trust.

REVOCATION OF PROXIES. Proxies executed by the Insurance Companies may be revoked at any time before they are voted by written revocation received by the Secretary of the Trust, by properly executing a later-dated proxy or by attending the Meeting and voting in person.

SHAREHOLDER PROPOSALS. The Trust's Agreement and Declaration of Trust does not provide for annual meetings of shareholders, and the Trust does not currently intend to hold such a meeting in 1999. Shareholder proposals to be included in the proxy statement for any subsequent meeting must be received at the Trust's offices, 500 East Broward Blvd., Suite 2100, Fort Lauderdale, Florida 33394-3091, at least 120 days prior to any such meeting.

                                    By Order of the Board of Trustees,

                                    Barbara J. Green
                                    Secretary

Dated: January ____, 1999







                                  [NAME OF INSURANCE COMPANY SOLICITING PROXY]

  THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE ABOVE-REFERENCED INSURANCE
             COMPANY IN CONNECTION WITH A SOLICITATION OF PROXIES
         BY THE TRUSTEES OF TEMPLETON VARIABLE PRODUCTS SERIES FUND.

Please sign, date and return the voting instruction form in the enclosed postage-paid envelope. Voting instructions must be received by February 15, 1999 to be voted for the Meeting to be held February 16, 1999.

The undersigned hereby instructs the above-referenced insurance company to vote the shares of Templeton Bond Fund, a series of Templeton Variable Products Series Fund, attributable to the undersigned's variable annuity or variable life insurance contract at the Meeting of Shareholders to be held at 500 East Broward Blvd., Suite 2100, Fort Lauderdale, Florida at 2:00 p.m. Eastern time on the 16th day of February, 1999, and at any adjournments thereof, as indicated below, with respect to the matters set forth on the reverse side and described in the Notice of Special Meeting and Proxy Statement dated January ___, 1999, receipt of which is hereby acknowledged.

                                          Date:

                                                PLEASE SIGN IN BOX BELOW
                                          If a contract is held jointly,  each
                                          contract   owner  should  sign.   If
                                          only   one   signs,   his   or   her
                                          signature  will be  binding.  If the
                                          contract  owner  is  a  corporation,
                                          the  President  or a Vice  President
                                          should  sign in his or her own name,
                                          indicating  title.  If the  contract
                                          owner is a  partnership,  a  partner
                                          should  sign in his or her own name,
                                          indicating  that  he  or  she  is  a
                                          "Partner."  If  the  contract  owner
                                          is a trust,  the trustee should sign
                                          in his or her own  name,  indicating
                                          that he or she is a "Trustee."


                                          Signature(s),      Title(s),      if
                                          applicable


INDICATE YOUR VOTE BELOW BY FILLING IN THE APPROPRIATE BOXES IN THIS MANNER USING BLUE OR BLACK INK OR DARK PENCIL.

THIS VOTING INSTRUCTION, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE CONTRACT OWNER. IF THIS VOTING INSTRUCTION IS EXECUTED AND NO DIRECTION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED FOR ALL PROPOSALS AND IN THE DISCRETION OF THE INSURANCE COMPANY UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF PROPOSALS 1-2.
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1. To approve a change in the               O FOR O AGAINST O ABSTAIN
classification of the fund from a
diversified to a non-diversified fund and
a related change to one of the fund's
fundamental investment restrictions.
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2. To grant the proxy holders the           O GRANT   O WITHHOLD
authority to vote upon any other business that may legally come before the meeting.
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